--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND OF MERCURY V.I. FUNDS, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2001

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Semi-Annual Report
June 30, 2001
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Effective April 23, 2001, Mercury V.I. U.S. Large Cap Fund of Mercury V.I. Funds, Inc. was renamed Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc. For the six-month period ended June 30, 2001, the Fund had a total return of -3.69%. This compared to the -14.24% total return of the Fund's unmanaged benchmark, the Russell 1000 Growth Index for the same period. (Complete performance information can be found on page 2 of this report to shareholders.)

The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Growth Index. Our investment process attempts to add value to the Fund through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

PORTFOLIO MATTERS

During the period, we reduced our dependence on economic growth and became somewhat more defensive in our holdings. We also increased our exposure to US earnings, believing that economic weakness will spread overseas, especially to Europe. We added to our positions in health care and information technology sectors, while reducing our weightings in the financial and consumer staples sectors. Our five largest equity purchases included General Electric Company, AOL Time Warner Inc., CIENA Corporation, Calpine Corporation and Helmerich & Payne, Inc. On the sell side, the five largest positions we sold included Citigroup Inc., Exxon Mobil Corporation, American International Group, Inc., Pharmacia Corporation and Medtronic, Inc.

We are positioned somewhat defensively, anticipating that the economic and earnings turnaround is several months away. As a result, we are overweighted in energy, consumer discretionary and health care, and underweighted in information technology and financials. We remain tilted toward the lower end of the permissible capitalization range, anticipating continued outperformance of mid cap and large cap securities relative to mega cap securities.

We appreciate your investment in Merrill Lynch Large Cap Growth Focus Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Jeffrey Peek
Jeffrey Peek
Director and President

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

July 31, 2001

--------------------------------------------------------------------------------

Effective April 23, 2001, we are pleased to announce that Robert C. Doll, Jr. became responsible for the day-to-day management of Merrill Lynch Large Cap Growth Focus Fund. Mr. Doll has been Senior Vice President of Fund Asset Management, L.P. since 1999. Prior thereto, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Performance Information as of June 30, 2001
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*

----------------------------------------------------------------------
CLASS A SHARES                                                % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/01                                        -15.76%
----------------------------------------------------------------------
Inception (4/30/99) to 6/30/01                                 -0.97%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

-------------------------------------------------------------------------------------------------------------
                                                                6 MONTH         12 MONTH      SINCE INCEPTION
                    AS OF JUNE 30, 2001                       TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Class A Shares                                                   -3.69%         -15.76%            -2.10%
-------------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Schedule of Investments as of June 30, 2001
--------------------------------------------------------------------------------

                             SHARES                                                                             PERCENT OF
INDUSTRY                      HELD                         COMMON STOCKS                            VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           6,000    United Technologies Corporation                           $   439,560        0.9%
--------------------------------------------------------------------------------------------------------------------------
BANKS                        12,300    FleetBoston Financial Corporation                             485,235        0.9
--------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                 9,200    +IDEC Pharmaceuticals Corporation                             616,400        1.2
                             19,600    +Techne Corporation                                           627,396        1.2
                                                                                                 -----------      -----
                                                                                                   1,243,796        2.4
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                   15,100    +Apollo Group, Inc. (Class A)                                 640,995        1.2
SERVICES &                    9,900    +CSG Systems International, Inc.                              560,439        1.1
SUPPLIES                     28,000    +Cendant Corporation                                          546,000        1.1
                              9,500    +Fiserv, Inc.                                                 598,310        1.2
                              8,400    H & R Block, Inc.                                             542,220        1.0
                             18,700    +The New Dun & Bradstreet Corporation                         527,340        1.0
                                                                                                 -----------      -----
                                                                                                   3,415,304        6.6
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS               11,900    +CIENA Corporation                                            451,486        0.9
EQUIPMENT                    24,000    +Cisco Systems, Inc.                                          436,320        0.8
                              8,200    +Comverse Technology, Inc.                                    468,302        0.9
                             17,300    +Digital Lightwave, Inc.                                      627,125        1.2
                              7,660    +VeriSign, Inc.                                               455,617        0.9
                                                                                                 -----------      -----
                                                                                                   2,438,850        4.7
--------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                  25,900    +Apple Computer, Inc.                                         605,024        1.2
PERIPHERALS                   5,600    International Business Machines Corporation                   632,800        1.2
                             11,300    +NCR Corporation                                              531,100        1.0
                                                                                                 -----------      -----
                                                                                                   1,768,924        3.4
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   5,900    Fannie Mae                                                    502,385        1.0
FINANCIALS                    7,300    USA Education Inc.                                            532,900        1.0
                                                                                                 -----------      -----
                                                                                                   1,035,285        2.0
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   8,000    +Quest Diagnostics Incorporated                               598,800        1.2
TELECOMMUNICATION
SERVICES
--------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES           13,600    +Calpine Corporation                                          514,080        1.0
                             10,600    Duke Energy Corporation                                       413,506        0.8
                                                                                                 -----------      -----
                                                                                                     927,586        1.8
--------------------------------------------------------------------------------------------------------------------------
ELECTRONIC                   14,500    PerkinElmer, Inc.                                             399,185        0.8
EQUIPMENT & INSTRUMENTS      12,000    +Tech Data Corporation                                        400,320        0.8
                                                                                                 -----------      -----
                                                                                                     799,505        1.6
--------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &           15,000    +BJ Services Company                                          425,700        0.8
SERVICES                     15,700    Helmerich & Payne, Inc.                                       483,874        0.9
                             10,500    +Nabors Industries, Inc.                                      390,600        0.8
                                                                                                 -----------      -----
                                                                                                   1,300,174        2.5
--------------------------------------------------------------------------------------------------------------------------
FOODS                        25,100    +The Kroger Co.                                               627,500        1.2
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                  10,600    Bausch & Lomb Incorporated                                    384,144        0.8
EQUIPMENT & SUPPLIES         12,800    Beckman Coulter Inc.                                          522,240        1.0
                             11,200    Biomet, Inc.                                                  536,816        1.0
                             24,000    +Cytyc Corporation                                            552,000        1.1
                              8,100    +St. Jude Medical, Inc.                                       486,000        0.9
                             10,400    Stryker Corporation                                           570,440        1.1
                                                                                                 -----------      -----
                                                                                                   3,051,640        5.9
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                   9,900    +Express Scripts, Inc. (Class A)                              543,609        1.1
PROVIDERS & SERVICES         22,200    +First Health Group Corp.                                     535,464        1.0
                             28,400    +Health Management Associates, Inc. (Class A)                 597,536        1.2
                             20,700    +Oxford Health Plans, Inc.                                    592,020        1.2
                              8,700    UnitedHealth Group Incorporated                               537,225        1.0
                             11,700    +Universal Health Services, Inc. (Class B)                    532,350        1.0
                                                                                                 -----------      -----
                                                                                                   3,338,204        6.5
--------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &         9,900    +International Game Technology                                621,225        1.2
LEISURE                       8,000    International Speedway Corp. (Class A)                        335,920        0.7
                             17,700    +MGM Mirage Inc.                                              530,292        1.0
                                                                                                 -----------      -----
                                                                                                   1,487,437        2.9
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Schedule of Investments as of June 30, 2001 (Concluded)
--------------------------------------------------------------------------------

                             SHARES                                                                             PERCENT OF
INDUSTRY                      HELD                         COMMON STOCKS                            VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &              10,900    Electronic Data Systems Corporation                       $   681,250        1.3%
SERVICES
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                   82,900    General Electric Company                                    4,041,375        7.8
CONGLOMERATES
--------------------------------------------------------------------------------------------------------------------------
INTERNET &                    9,300    +eBay Inc.                                                    634,818        1.2
CATALOG RETAIL
--------------------------------------------------------------------------------------------------------------------------
MEDIA                        35,500    +AOL Time Warner Inc.                                       1,881,500        3.6
                             10,200    +TMP Worldwide Inc.                                           608,226        1.2
                                                                                                 -----------      -----
                                                                                                   2,489,726        4.8
--------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL             10,800    +BJ's Wholesale Club, Inc.                                    575,208        1.1
                             11,100    +Kohl's Corporation                                           696,303        1.4
                              7,500    Wal-Mart Stores, Inc.                                         366,000        0.7
                                                                                                 -----------      -----
                                                                                                   1,637,511        3.2
--------------------------------------------------------------------------------------------------------------------------
OIL & GAS                     9,800    Anadarko Petroleum Corporation                                529,494        1.0
                              5,100    Chevron Corporation                                           461,550        0.9
                             10,100    Devon Energy Corporation                                      530,250        1.0
                             14,200    EOG Resources, Inc.                                           504,810        1.0
                              5,600    Exxon Mobil Corporation                                       489,160        1.0
                                                                                                 -----------      -----
                                                                                                   2,515,264        4.9
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               9,000    +Forest Laboratories, Inc.                                    639,000        1.2
                             16,800    +IVAX Corporation                                             655,200        1.3
                             11,600    Johnson & Johnson                                             580,000        1.1
                             11,300    +King Pharmaceuticals, Inc.                                   607,375        1.2
                             20,600    Merck & Co., Inc.                                           1,316,546        2.6
                             16,900    Mylan Laboratories, Inc.                                      475,397        0.9
                             52,917    Pfizer Inc.                                                 2,119,326        4.1
                                                                                                 -----------      -----
                                                                                                   6,392,844       12.4
--------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR                39,600    Intel Corporation                                           1,162,260        2.2
EQUIPMENT & PRODUCTS         47,000    +Silicon Storage Technology, Inc.                             495,850        1.0
                                                                                                 -----------      -----
                                                                                                   1,658,110        3.2
--------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     15,300    Autodesk, Inc.                                                569,925        1.1
                             43,100    +Compuware Corporation                                        588,746        1.1
                             30,500    +Microsoft Corporation                                      2,190,510        4.2
                             19,400    +RSA Security Inc.                                            600,430        1.2
                                                                                                 -----------      -----
                                                                                                   3,949,611        7.6
--------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL             44,100    +AutoNation, Inc.                                             511,560        1.0
                             19,500    +Bed Bath & Beyond Inc.                                       589,680        1.1
                             34,700    Circuit City Stores -- Circuit City Group                     624,600        1.2
                              6,200    The Home Depot, Inc.                                          288,610        0.6
                             16,800    The TJX Companies, Inc.                                       535,416        1.0
                             14,200    The Talbots, Inc.                                             621,250        1.2
                                                                                                 -----------      -----
                                                                                                   3,171,116        6.1
--------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL           13,400    +Jones Apparel Group, Inc.                                    578,880        1.1
--------------------------------------------------------------------------------------------------------------------------
TOBACCO                       9,400    Philip Morris Companies Inc.                                  477,050        0.9
                             19,600    UST Inc.                                                      565,656        1.1
                                                                                                 -----------      -----
                                                                                                   1,042,706        2.0
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS (COST -- $51,360,795)...............     51,751,011      100.1
                                       LIABILITIES IN EXCESS OF OTHER ASSETS.................        (59,765)      (0.1)
                                                                                                 -----------      -----
                                       NET ASSETS............................................    $51,691,246      100.0%
                                                                                                 ===========      =====
--------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Statement of Assets and Liabilities as of June 30, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $51,360,795)......               $51,751,011
Receivables:
  Dividends.................................................    $22,920
  Capital shares sold.......................................     14,082         37,002
                                                                -------
Prepaid expense.............................................                    31,571
                                                                           -----------
  Total assets..............................................                51,819,584
                                                                           -----------
LIABILITIES:
Payables:
  Custodian bank............................................     46,086
  Investment adviser........................................     25,941
  Capital shares redeemed...................................      9,796         81,823
                                                                -------
Accrued expenses............................................                    46,515
                                                                           -----------
  Total liabilities.........................................                   128,338
                                                                           -----------
NET ASSETS:
Net assets..................................................               $51,691,246
                                                                           ===========
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................               $       540
Paid-in capital in excess of par............................                59,381,019
Accumulated investment loss -- net..........................                    (1,893)
Accumulated realized capital losses on investments -- net...                (7,252,303)
Accumulated distributions in excess of realized capital
  gains on investments -- net...............................                  (826,333)
Unrealized appreciation on investments -- net...............                   390,216
                                                                           -----------
NET ASSETS..................................................               $51,691,246
                                                                           ===========
NET ASSET VALUE:
Class A -- Based on net assets of $51,691,246 and 5,398,075
  shares outstanding........................................               $      9.58
                                                                           ===========

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Statement of Operations for the Six Months Ended June 30, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of $38 foreign withholding tax)..............                $   242,485
Interest and discount earned................................                     24,413
                                                                            -----------
Total income................................................                    266,898
                                                                            -----------
EXPENSES:
Investment advisory fees....................................    $161,365
Professional fees...........................................      47,838
Custodian fees..............................................      19,221
Printing and shareholder reports............................      16,769
Directors' fees and expenses................................      13,587
Accounting services.........................................       5,962
Transfer agent fees.........................................       1,875
Pricing fees................................................         289
Other.......................................................       1,885
                                                                --------
Total expenses..............................................                    268,791
                                                                            -----------
Investment loss -- net......................................                     (1,893)
                                                                            -----------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
Realized loss from investments -- net.......................                 (6,878,901)
Change in unrealized appreciation/depreciation on
  investments -- net........................................                  4,837,448
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(2,043,346)
                                                                            ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Statements of Changes in Net Assets as of June 30, 2001
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 2001    DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................     $    (1,893)       $    (8,932)
Realized loss on investments -- net.........................      (6,878,901)          (326,397)
Change in unrealized appreciation/depreciation on
  investments -- net........................................       4,837,448         (7,582,964)
                                                                 -----------        -----------
Net decrease in net assets resulting from operations........      (2,043,346)        (7,918,293)
                                                                 -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income -- net:
  Class A...................................................         (12,145)                --
In excess of investment income -- net:
  Class A...................................................              --            (16,005)
In excess of realized gain on investments -- net:
  Class A...................................................              --           (772,841)
                                                                 -----------        -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................         (12,145)          (788,846)
                                                                 -----------        -----------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................       2,442,064         35,997,965
                                                                 -----------        -----------
NET ASSETS:
Total increase in net assets................................         386,573         27,290,826
Beginning of period.........................................      51,304,673         24,013,847
                                                                 -----------        -----------
End of period*..............................................     $51,691,246        $51,304,673
                                                                 ===========        ===========
* Undistributed (accumulated) investment income
  (loss) -- net.............................................     $    (1,893)       $    12,145
                                                                 ===========        ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION                               CLASS A
PROVIDED IN THE FINANCIAL STATEMENTS.                        ----------------------------------------------------------
                                                              FOR THE SIX          FOR THE            FOR THE PERIOD
                                                             MONTHS ENDED        YEAR ENDED           APRIL 30,1999+
INCREASE (DECREASE) IN NET ASSET VALUE:                      JUNE 30, 2001    DECEMBER 31, 2000    TO DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................       $  9.95            $ 12.03               $ 10.00
                                                                -------            -------               -------
Investment loss -- net...................................            --++++++           --++                  --++
Realized and unrealized gain (loss) on
  investments -- net.....................................          (.37)             (1.93)                 2.10
                                                                -------            -------               -------
Total from investment operations.........................          (.37)             (1.93)                 2.10
                                                                -------            -------               -------
Less dividends and distributions:
  Investment income -- net...............................            --++               --                    --
  In excess of investment income -- net..................            --                 --++                (.04)
  In excess of realized gain on investments -- net.......            --               (.15)                 (.03)
                                                                -------            -------               -------
Total dividends and distributions........................            --               (.15)                 (.07)
                                                                -------            -------               -------
Net asset value, end of period...........................       $  9.58            $  9.95               $ 12.03
                                                                =======            =======               =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................        (3.69%)+++        (15.95%)               20.94%+++
                                                                =======            =======               =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...........................         1.08%*             1.21%                 1.25%*
                                                                =======            =======               =======
Expenses.................................................         1.08%*             1.34%                 2.83%*
                                                                =======            =======               =======
Investment loss -- net...................................         (.01%)*            (.02%)                (.07%)*
                                                                =======            =======               =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).................       $51,691            $51,305               $24,014
                                                                =======            =======               =======
Portfolio turnover.......................................       101.02%             75.08%                37.25%
                                                                =======            =======               =======

   * Annualized.
  ** Total investment returns exclude insurance-related fees and expenses. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
   + Commencement of operations.
  ++ Amount is less than $.01 per share.
 +++ Aggregate total investment return.
++++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Large Cap Growth Focus Fund (the "Fund") (formerly Mercury V.I. U.S. Large Cap Fund) is a series of Mercury V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results of the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to post-October losses.

(g) Custodian bank -- The Fund recorded an amount payable to the Custodian bank resulting from a timing difference of security transaction settlements.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

MLIM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Fund Asset Management, L.P. ("FAM"), another indirect, wholly-owned subsidiary of ML & Co., with respect to the Fund, pursuant to which FAM provides investment advisory services with respect to the Fund's daily cash assets. MLIM has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIM actually receives for providing services to the Corporation pursuant to the Investment Advisory Agreement.

MLIM has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to Class A Shares and Class B Shares, respectively.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed FAM an aggregate of $1,302 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Schedule of Investments as of June 30, 2001 (Concluded)
--------------------------------------------------------------------------------

January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Corporation are officers and/or directors of MLIM, FAM, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $53,949,791 and $49,933,119, respectively.

Net realized losses for the six months ended June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

                                                               REALIZED      UNREALIZED
                                                                LOSSES         GAINS
---------------------------------------------------------------------------------------
Long-term investments.......................................  $(6,878,901)    $390,216
                                                              -----------     --------
Total investments...........................................  $(6,878,901)    $390,216
                                                              ===========     ========

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $390,216, of which $4,285,131 related to appreciated securities and $3,894,915 related to depreciated securities. At June 30, 2001, the aggregate cost of investments for Federal income tax purposes was $51,360,795.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                                                             DOLLAR
CLASS A SHARES FOR THE SIX MONTHS ENDED JUNE 30, 2001          SHARES        AMOUNT
--------------------------------------------------------------------------------------
Shares sold.................................................    777,985    $ 7,386,100
Shares issued to shareholders in reinvestment of
  dividends.................................................      1,326         12,146
                                                              ---------    -----------
Total issued................................................    779,311      7,398,246
Shares redeemed.............................................   (537,164)    (4,956,182)
                                                              ---------    -----------
Net increase................................................    242,147    $ 2,442,064
                                                              =========    ===========

                                                                             DOLLAR
CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2000            SHARES        AMOUNT
--------------------------------------------------------------------------------------
Shares sold.................................................  3,464,870    $39,662,704
Shares issued to shareholders in reinvestment of dividends
  and distributions.........................................     81,831        788,845
                                                              ---------    -----------
Total issued................................................  3,546,701     40,451,549
Shares redeemed.............................................   (386,782)    (4,453,584)
                                                              ---------    -----------
Net increase................................................  3,159,919    $35,997,965
                                                              =========    ===========

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
Officers and Directors
--------------------------------------------------------------------------------

JEFFREY M. PEEK-Director and President
DAVID O. BEIM-Director
JAMES T. FLYNN-Director
W. CARL KESTER-Director
KAREN P. ROBARDS-Director
TERRY K. GLENN-Director and Executive Vice President
DONALD C. BURKE-Vice President and Treasurer
ALLAN J. OSTER-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888) 763-2260

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Large Cap Growth Focus Fund of
Mercury V.I. Funds, Inc.
Box 9011
Princeton, N.J.
08543-9011

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